UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 26, 2010
Date of Report (Date of earliest event reported)
RMX Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-32440	86-0830443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4602 East Thomas Road, Phoenix, Arizona (Address of Principal Executive Offices)		85018 (Zip Code)
Registrant’s telephone number, including area code: (602) 249-5814
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 — NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.
     On April 26, 2010, RMX Holdings, Inc. (the “Company”) received a staff determination letter (the “Staff Determination”) from NYSE Amex LLC (the “Exchange”) indicating that the Company no longer complies with the requirements for continued listing set forth in NYSE Amex LLC Company Guide Section 1003(c)(i) as a result of the sale of substantially all of the Company’s assets to Skanon Investments, Inc., as previously reported by the Company on a Form 8-K filed on April 5, 2010, and that shares of the Company’s common stock are, therefore, subject to being delisted from the Exchange. The Company does not intend to appeal the Staff Determination. The Exchange has notified the Company that if the Company does not appeal the Staff Determination, it will become final on April 30, 2010, and the Exchange will suspend trading of the Company’s common stock and submit an application to the Securities and Exchange Commission to strike the Company’s common stock from listing and registration on the Exchange in accordance with Section 12 of the Securities and Exchange Act of 1934 and the rules promulgated thereunder. The Company may explore alternative marketplaces in which its common stock is eligible to trade, but there can be no assurance that the Company will seek or find any such alternatives.
ITEM 8.01 — OTHER EVENTS
     On April 30, 2010, the Company issued a press release announcing receipt of the Staff Determination as required by Sections 402 and 1202(b) of the NYSE Amex LLC Company Guide. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Note Regarding Forward-Looking Statements
     This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, including, among others, statements regarding the evaluation of strategic options, any transaction, including the timing or effects thereof, change in or continuation of current business plan, increase in stockholder value, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: results of the Board’s evaluation of strategic options; the ability to obtain Board and stockholder approvals of any proposed transaction; customary conditions to the closing of any proposed transaction; national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; acquisition and location development risks; potential environmental and other liabilities; other factors affecting the construction industry generally; and other factors discussed under Item IA (Risk Factors) in the Company’s Form 10-K for the year ended

December 31, 2009. The Company assumes no duty to update these statements unless otherwise required by applicable law.
     Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits
     The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated April 30, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: April 30, 2010

RMX HOLDINGS, INC.
By:	/s/ David D. Doty
David D. Doty,
Chief Financial Officer